Reinsurance	12 Months Ended
Dec. 31, 2017
Reinsurance Disclosures [Abstract]
Reinsurance
REINSURANCE
The effect of reinsurance on premiums written and earned for the years ended December 31, was as follows:

	2017		2016		2015
(millions)	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$27,860.7	$26,425.7	$23,941.9	$23,111.2	$21,086.5	$20,454.1
Ceded premiums:
Regulated plans	(505.9)	(479.6)	(439.4)	(425.1)	(358.0)	(362.6)
Non-Regulated plans	(222.7)	(216.2)	(149.0)	(212.1)	(164.5)	(192.4)
Total ceded premiums	(728.6)	(695.8)	(588.4)	(637.2)	(522.5)	(555.0)
Net premiums	$27,132.1	$25,729.9	$23,353.5	$22,474.0	$20,564.0	$19,899.1

The Regulated plans primarily include the following:

•	Federal reinsurance plan

•	National Flood Insurance Program (NFIP)

•	State-provided reinsurance facilities

•	Michigan Catastrophic Claims Association (MCCA)

•	North Carolina Reinsurance Facility (NCRF)

•	Florida Hurricane Catastrophe Fund (FHCF)

•	State-mandated involuntary plans

•	Commercial Automobile Insurance Procedures/Plans (CAIP)

The Non-Regulated plans primarily include amounts ceded on Property business under catastrophic and aggregate stop-loss reinsurance agreements, as well as amounts ceded on transportation network company (TNC) business under a quota-share reinsurance agreement.

The increase in ceded written premiums for 2017 was primarily driven by growth in the Regulated plans, a full year of ceded premiums on the reinsurance coverage on the TNC business, and the aggregate stop-loss agreement that was effective January 1, 2017. For 2016, the increase reflected the beginning of reinsurance coverage on the TNC pilot program and a full year of ceded premiums on catastrophe reinsurance held by ASI, partially offset by ASI’s termination of a quota-share contract, which reduced ceded earned premium in 2016.
Losses and loss adjustment expenses were net of losses ceded of $1,094.2 million in 2017, $764.4 million in 2016, and $457.3 million in 2015. The increase in losses and loss adjustment expenses ceded in 2017 and 2016, compared to the prior years, was primarily driven by the impact of catastrophic flooding events on the business serviced by ASI and other subsidiaries of ARX as part of its participation in the NFIP. For 2017, ASI also ceded additional losses and loss adjustment expenses due to the hurricanes and other severe storms that were reinsured by ASI.

Our prepaid reinsurance premiums and reinsurance recoverables were comprised of the following at December 31:

	Prepaid Reinsurance Premiums				Reinsurance Recoverables
($ in millions)	2017		2016		2017		2016
Regulated plans:
MCCA	$44.3	22%	$36.5	21%	$1,611.5	71%	$1,452.7	77%
CAIP	50.0	25	40.2	24	218.0	10	170.6	9
NCRF	31.5	15	27.5	16	74.2	3	67.0	4
NFIP	53.8	26	49.1	29	148.8	7	78.5	4
Other	0.3	0	0.1	0	8.2	0	3.5	0
Total Regulated plans	179.9	88	153.4	90	2,060.7	91	1,772.3	94
Non-Regulated plans:
Property	9.1	5	3.2	2	138.6	6	62.9	3
Other	14.3	7	13.9	8	74.1	3	49.6	3
Total Non-Regulated plans	23.4	12	17.1	10	212.7	9	112.5	6
Total	$203.3	100%	$170.5	100%	$2,273.4	100%	$1,884.8	100%

The increase in reinsurance recoverables during 2017 reflects both new claims and development under the MCCA program, catastrophic flooding on business under the NFIP, and recoverables under the other catastrophe reinsurance programs covering hurricanes and other severe storms. In addition, part of the increase reflects business growth and reserve development in our TNC business, which is covered by a quota-share reinsurance agreement.

Reinsurance contracts do not relieve us from our obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to us. Our exposure to losses from the failure of Regulated plans is minimal, since these plans are funded by the federal government or by mechanisms supported by insurance companies in applicable states. We evaluate the financial condition of our other reinsurers and monitor concentrations of credit risk to minimize our exposure to significant losses from reinsurer insolvencies.